Exhibit (h)(14)(v)

AMENDMENT NO. 4

FUND OF FUNDS INVESTMENT AGREEMENT

Amendment No. 4, dated November 30, 2023 (“Amendment No. 4”), to the Fund of Funds Investment Agreement, dated as of January 19, 2022 (“Agreement”), among EQ Advisors Trust and 1290 Funds (“EQ Trusts”) and the J.P. Morgan Exchange-Traded Fund Trust (“JPM Trust”).

WHEREAS, the EQ Trusts and the JPM Trust desire to update the Agreement to add the EQ/Core Plus Bond Portfolio, effective November 12, 2023;

WHEREAS, the EQ Trusts and the JPM Trust desire to update the Agreement to change the name of the 1290 Retirement 2060 Fund to 1290 Avantis U.S. Large Cap Growth Fund, effective November 29, 2023;

NOW THEREFORE, the EQ Trusts and the JPM Trust agree to modify and amend the Agreement as follows:

Schedule A. Schedule A to the Agreement, which sets forth the Acquiring Funds, is hereby replaced in its entirety by Schedule A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 4 as of the date first above set forth.

EQ Advisors Trust 1290 Funds		J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Kenneth Kozlowski	By:	/s/ Nektarios Manolakakis
	Name: Kenneth Kozlowski		Name: Nektarios Manolakakis
	Title: Senior Vice President and Chief Investment Officer		Title: Assistant Treasurer

SCHEDULE A

AMENDMENT NO. 4

FUND OF FUNDS INVESTMENT AGREEMENT

Acquired Funds

JBND	JPMorgan Active Bond ETF
JGRO	JPMorgan Active Growth ETF
JCHI	JPMorgan Active China ETF
JPSV	JPMorgan Active Small Cap Value ETF
JAVA	JPMorgan Active Value ETF
JEMA	JPMorgan ActiveBuilders Emerging Markets Equity ETF (fka JPM Emerging Mkts Equity Core ETF)
BBSA	JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF
BBCA	JPMorgan BetaBuilders Canada ETF
BBAX	JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF
BBEM	JPMorgan BetaBuilders Emerging Markets Equity ETF
BBEU	JPMorgan BetaBuilders Europe ETF
BBIN	JPMorgan BetaBuilders International Equity ETF
BBJP	JPMorgan BetaBuilders Japan ETF
BBRE	JPMorgan BetaBuilders MSCI US REIT ETF
BBAG	JPMorgan BetaBuilders U.S. Aggregate Bond ETF
BBUS	JPMorgan BetaBuilders U.S. Equity ETF
BBMC	JPMorgan BetaBuilders U.S. Mid Cap Equity ETF
BBSC	JPMorgan BetaBuilders U.S. Small Cap Equity ETF
BBIP	JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF
BBSB	JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF
BBLB	JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF
BBIB	JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF
BBHY	JPMorgan BetaBuilders USD High Yield Corporate Bond ETF
BBCB	JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF
JCTR	JPMorgan Carbon Transition U.S. Equity ETF
TEMP	JPMorgan Climate Change Solutions ETF
JCPB	JPMorgan Core Plus Bond ETF
JPEM	JPMorgan Diversified Return Emerging Markets Equity ETF
JPIN	JPMorgan Diversified Return International Equity ETF
JPUS	JPMorgan Diversified Return U.S. Equity ETF
JPME	JPMorgan Diversified Return U.S. Mid Cap Equity ETF
JPSE	JPMorgan Diversified Return U.S. Small Cap Equity ETF
JPEF	JPMorgan Equity Focus ETF
JEPI	JPMorgan Equity Premium Income ETF
JGLO	JPMorgan Global Select Equity ETF
JMHI	JPMorgan High Yield Municipal ETF
JPIE	JPMorgan Income ETF
JCPI	JPMorgan Inflation Managed Bond ETF
JPIB	JPMorgan International Bond Opportunities ETF
JIG	JPMorgan International Growth ETF

JIRE	JPMorgan International Research Enhanced Equity ETF
JIVE	JPMorgan International Value ETF
JPLD	JPMorgan Limited Duration Bond ETF
JMEE	JPMorgan Market Expansion Enhanced Equity ETF
JMUB	JPMorgan Municipal ETF
JEPQ	JPMorgan Nasdaq Equity Premium Income ETF
JPRE	JPMorgan Realty Income ETF
JSCP	JPMorgan Short Duration Core Plus ETF
UPWD	JPMorgan Social Advancement ETF
CIRC	JPMorgan Sustainable Consumption ETF
JMSI	JPMorgan Sustainable Income ETF
BLLD	JPMorgan Sustainable Infrastructure ETF
JTEK	JPMorgan US Tech Leaders ETF
JDIV	JPMorgan U.S. Dividend ETF
JMIN	JPMorgan U.S. Minimum Volatility ETF
JMOM	JPMorgan U.S. Momentum Factor ETF
JQUA	JPMorgan U.S. Quality Factor ETF
JVAL	JPMorgan U.S. Value Factor ETF
JPST	JPMorgan Ultra-Short Income ETF
JMST	JPMorgan Ultra-Short Municipal Income ETF
JPMB	JPMorgan USD Emerging Markets Sovereign Bond ETF

Acquiring Funds

EQ ADVISORS TRUST

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/AB Sustainable U.S. Thematic Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Core Plus Bond Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/Franklin Moderate Allocation Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Growth Stock Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Conservative Growth MF/ETF Portfolio

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

1290 FUNDS

1290 Avantis U.S. Large Cap Growth Fund

(formerly, 1290 Retirement 2060 Fund)

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund